Organization and Principal Activities (Details) - Schedule of Operation and Cash Flow VIEs and Subsidiaries of VIEs - Variable Interest Entity, Primary Beneficiary [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of operation and cash flow VIEs and subsidiaries of VIEs [Abstract]
Total revenues	$ 152,327	$ 157,225	$ 153,012
Net income	31,126	27,562	35,907
Net cash provided by operating activities	42,044	11,650	57,397
Net cash used in investing activities	(3)	(7,989)	(1,051)
Net cash provided by (used in) financing activities	$ 83,062	$ 508	$ (2,004)